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                                                                    EXHIBIT 10.7

                                    LEASE SUMMARY

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TITLE OF LEASE:            Building Lease Agreement

DATE OF LEASE:             June 24, 1997

LESSOR:                    Shanghai Zhu You Properties Company Limited

LESSEE:                    Beijing Brighton-STAQ Electronic System Co., Ltd.
                           Shanghai Branch

PROPERTY OR SUITE LEASED:  665 Pu Yu Road, Nan Yang Properties Building
                           5th Floor, Suite D&E
                           Shanghai, China

TERM:                      September 1, 1997 - August 31, 1999

TERMINATION RIGHTS:        Subject to agreement between the parties

RENEWAL OPTIONS:           2 months notice prior to the end of lease

RENT:                      Rmb 18,200/month (U.S. $2,275/month)

ASSIGNMENT:                Not permitted

GOVERNING JURISDICTION:    China

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